AMENDMENT TO LEASE

This Amendment to Lease (the "Amendment") dated as of the 21 day of January, 2021 by and between Premier 273 Fifth, LLC, a New York limited liability company, having an address c/o Premier Equities Management, LLC, 1151 Broadway, Suite 2S, New York, New York 10001 ("Landlord"), and Anheart Inc., a New York corporation having an address at 135-15 40th Road, Suite 402, Flushing, New York 11354 ("Tenant").

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease ("Original Lease", dated as of July 2, 2018 covering that certain parcel of land located at and known as 273 Fifth Avenue, New York, New York ("Premises"), all as more particularly described in the Original Lease, and together with this Amendment, collectively, the "Lease";

WHEREAS, HF Group Holding Corporation, a North Carolina corporation ("Guarantor") guaranteed certain obligations of Tenant under the Lease pursuant to the terms of those certain Guaranties (the "Guaranties"), each made as of July 2, 2018;

WHEREAS, due to the Covid-19 pandemic, the New York State government had issued a 'New York State on Pause' Executive Order ("Order") requiring non-essential businesses to close until the Order has been lifted and/or amended and caused certain delays in government office operations;

WHEREAS, Landlord is agreeable to a temporary abatement of the payment of a certain portion of the Fixed Rent (as such term is defined in the Original Lease) for a certain period of time as provided in paragraph "5" below, only if Tenant promptly applies for all permits required to perform the Initial Development, as that term is defined in the Original Lease, subject to and upon the terms of this Amendment; and

WHEREAS, Tenant is in arrears with regard to its payment of real estate taxes due to Landlord and will pay the arrears simultaneously upon execution of this Amendment; and

WHEREAS, Tenant and Landlord wish to make certain additional changes to the terms of the Original Lease.

NOW THEREFORE, the parties agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Original Lease.

2. By executing this Amendment, Tenant represents and warrants to Landlord that Tenant has experienced substantial financial hardship due to the Order and has requested relief from Tenant's financial obligations under the Original Lease in connection therewith.

3. Landlord hereby consents to the assignment of Tenant's interest in the Lease to 273 Fifth Avenue, L.L.C., a Delaware limited liability company ("Assignee"), which shall succeed to and assume all of Tenant's rights and obligations under the Lease. All references to Tenant in this Amendment shall also mean and refer to Assignee. This consent shall apply only to this Agreement and shall not be deemed to be a consent to any other assignment or a waiver of Landlord's right to consent to any subsequent assignment. This consent shall be effective when a fully executed original of an Assignment of Lease by and between Tenant and Assignee has been delivered to Landlord.

4. Tenant shall promptly apply for and use its best efforts to obtain and maintain any and all permits required to perform the Initial Development obligations pursuant to Article 12 of the Original Lease and the Guaranty of Completion and Lien-Free Performance by HF Group Holding Corporation dated as of July 2, 2018.

5. Notwithstanding the provisions of the Original Lease, the Fixed Rent set forth in Article 4(a) of the Original Lease and Exhibit B to the Original Lease ("Fixed Rent") shall be abated by twenty (20%) percent for each of the monthly installments which become due commencing on January 1, 2021 through and including December 31, 2021, only upon the condition that Tenant complies with its obligations under paragraph "4" above. In the event that Tenant does not apply for the necessary permits within four (4) months from the date hereof, then there shall be no rent abatement for the year 2021 and Tenant shall pay Fixed Rent in accordance with the Original Lease.

6. Upon execution of this Amendment, Tenant shall pay to Landlord the sum of $32,422.80 for past due real estate taxes as of January 1, 2021, less $873.66 for the overpayment of the first month's rent commencing January 2, 2021, and Landlord's attorney's legal fees in the sum of $8,471.01, and shall continue to pay real estate taxes as same become due, pursuant to Article 7(a) of the Original Lease.

7. If at any time after the execution of this Amendment, Tenant shall default under the terms and conditions of the Lease, past any notice and cure period, then Tenant shall be obligated to pay to Landlord on demand the amount of all Fixed Rent that was abated hereunder.

8. Notwithstanding the provisions of the Original Lease, the insurance obligations of Tenant set forth in Article 15 of the Original Lease shall be modified as follows:

A. Until such time as the Initial Development is completed, Tenant shall be required to obtain and maintain at its own cost and expense only Commercial General Liability Insurance; provided, however, that the requirements for Tenant to obtain and maintain construction-related insurance coverage, and to demonstrate the insurance coverages of Tenant's Contractors and Subcontractors, during the performance of any construction in accordance with the Original Lease shall not be modified.

B. At such time as Tenant shall be required to obtain and maintain umbrella/excess liability coverage in accordance with subparagraph 8.A above, such coverage shall have limits of $25,000,000 per occurrence and $25,000,000 aggregate per location.

9. Article 16 of the Original Lease shall be amended by striking in its entirety the text thereof as it appears in the Original Lease and inserting in lieu thereof a substitute Article 16 in the form set forth on Addendum A, attached hereto.

10. Tenant represents and warrants to Landlord that it has not dealt with any broker in connection with this Amendment and that, to the best of its knowledge, no broker, finder or like agent negotiated this Amendment or is entitled to any fee or commission in connection herewith. Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which Landlord may incur by reason of any claim of or liability to any broker, finder or like agent arising out of any dealings claimed to have occurred between Tenant and the claimant in connection with this Amendment, or the above representation being false. The provisions of this Paragraph shall survive the expiration or earlier termination of the term of the Lease.

11. Tenant represents and warrants to Landlord that, as of the date hereof, (a) the Original Lease is in full force and effect and has not been modified except pursuant to this Amendment; (b) there are no defaults existing under the Lease; (c) there exist no valid abatements, causes of action, counterclaims, disputes, defenses, offsets, credits, deductions, or claims against the enforcement of any of the terms and conditions of the Lease; (d) this Amendment has been duly authorized, executed and delivered by Tenant and constitutes the legal, valid and binding obligation of Tenant; and (e) Landlord is not in default of any of its obligations or covenants under the Lease.

12. Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms of the Original Lease and such terms shall remain in full force and effect as modified hereby. If there is any inconsistency between the terms of this Amendment and the terms of the Original Lease, the terms of this Amendment shall be controlling and prevail. This Amendment contains the entire agreement of the parties hereto with respect to its subject matter and all prior negotiations, discussions, representations, agreements and understandings heretofore had among the parties with respect thereto are merged herein.

13. This Amendment may be executed in duplicate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile or scan and a facsimile or scanned signature page shall be deemed to be an original for all purposes hereof.

14. This Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have delivered a fully executed counterpart of this Amendment to Tenant.

15. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

16. This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

17. Any captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD: PREMIER 273 FIFTH, LLC

By: ______________________
Name: Yaron Jacobi
Title: Managing Member

TENANT: ANHEART INC.

By: ______________________
Name:
Title:

CONSENT AND RATIFICATION OF GUARANTY:

Guarantor hereby consents to the foregoing Amendment to Lease, ratifies, reaffirms and confirms its obligations and responsibilities under the Guaranties and expressly covenants, acknowledges and agrees that the Guaranties are in full force and effect and further acknowledges and agrees that all references to the "Lease" in the Guaranties shall be deemed to include the Original Lease and this Amendment to Lease.

GUARANTOR: HF GROUP HOLDING CORPORATION

By: ______________________
Name:
Title:

16. This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

17. Any captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD: PREMIER 273 FIFTH, LLC

By: ______________________
Name: Yaron Jacobi
Title: Managing Member

TENANT: ANHEART INC.

By: Jianping AN
Name:
Title:

CONSENT AND RATIFICATION OF GUARANTY:

Guarantor hereby consents to the foregoing Amendment to Lease, ratifies, reaffirms and confirms its obligations and responsibilities under the Guaranties and expressly covenants, acknowledges and agrees that the Guaranties are in full force and effect and further acknowledges and agrees that all references to the "Lease" in the Guaranties shall be deemed to include the Original Lease and this Amendment to Lease.

GUARANTOR: HF GROUP HOLDING CORPORATION

By: Victor Lee
Name: Victor Lee
Title: CFO

ADDENDUM A

16. ASSIGNMENT, SUBLETTING AND OTHER TRANSFERS

(a) Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not transfer, assign, hypothecate, mortgage or otherwise encumber this Lease (except that upon prior written notice to Landlord as to the name of the lender and the reasonable details of the transaction, Tenant shall be permitted to grant a leasehold mortgage with respect to the Lease), whether by operation of law or otherwise, nor underlet, or suffer or permit the Leased Properly or any part thereof to be occupied by others, without the prior written consent of Landlord in each instance, which consent may be withheld by Landlord in its sole discretion, except as otherwise expressly provided in Section 16(b). The indirect or direct transfer of the majority of the stock of a corporate tenant or the majority partnership interest of a partnership tenant or the majority of the membership interest of a limited liability company tenant shall be deemed an assignment. If this Lease be assigned, or if the Leased Property or any part thereof be underlet or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, undertenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. Tenant represents that as of the date of execution of this Lease, Tenant is a New York corporation. At any time and from time to time, within five (5) days after written request by Landlord, Tenant shall furnish to Landlord a written statement, certified by an attorney or an independent certified public accountant, or an affidavit sworn to by the chief executive officer or a general partner of Tenant, setting forth the identity of every holder of an ownership interest in Tenant, the type and character of each such interest (*e.g*,. number of shares of common stock, general partnership interest, *etc*.) and the percentage of ownership of each such holder.

(b) Notwithstanding anything to the contrary contained in Section 16(a), the following shall govern:

(i) Prohibition Without Consent. If Tenant shall at any time or times during the Term desire to assign this Lease or sublet any portion of the Leased Property, which assignment or subletting is acknowledged to be an expected and reasonable business objective of Tenant following completion of the Initial Development, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by a conformed or photostatic copy of the executed proposed assignment or sublease, the effective or commencement date of which shall be not less than sixty (60) nor more than one hundred and eighty (180) days after the giving of such notice, a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business, its proposed use of the Leased Property, and current financial information

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including, without limitation, its most recent financial report, which shall have been certified by an independent public accountant.

(ii) Conditions for Landlord's Approval. Provided that Tenant is not in default of any of Tenant's obligations under this Lease as of the time of Landlord's consent, and as of the effective date of the proposed assignment or commencement date of the proposed sublease, Landlord's consent (which must be in writing and form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld, provided and upon the condition that:

(1) Tenant shall have complied with the provisions of Section 16(b)(i) above;

(2) In Landlord's sole but reasonable judgment the proposed assignee or subtenant is engaged in a business or activity, and the Leased Property will be used for the Permitted Use, and will not violate any negative covenant as to use contained in any other lease of space in the Building;

(3) The proposed assignee or subtenant is a reputable person or entity of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with proof thereof reasonably acceptable to Landlord;

(4) The proposed assignee or sublessee is not a person with whom Landlord is then negotiating to lease space in the Building or any other property owned by Landlord or an affiliate of Landlord;

(5) The form of the proposed sublease or instrument of assignment shall be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article 16;

(6) Any sublease shall be a sublease for either (x) all of the Leased Property, (y) all of the lower level and ground floor portion of the Leased Properly, or (z) all of the second floor portion of the Leased Property;

(7) The amount of the aggregate rent to be paid by the proposed subtenant is not less than the then current market rent per rentable square foot for the Leased Property as though the Leased Properly were vacant, and the rental and other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to Section 16(b)(i) above;

(8) Tenant shall reimburse Landlord on demand for the costs that may be incurred by Landlord in connection with said assignment or sublease, including without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant and the reasonable legal costs incurred in connection with the granting of any requested consent;

(9) Tenant shall not have advertised or publicized in any way the availability of the Leased Property without prior notice to Landlord, nor shall any

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advertisement state the name (as distinguished from the address) of the Building or the proposed rental or list the Leased Property for subletting or assignment with a broker, agent or representative other than the agent as may be designated or approved by Landlord;

(10) The proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of, New York State;

(11) The proposed assignee or sublessee concurrently with the delivery of the assignment or sublease agreement, as the case may be, delivers to Landlord such additional security as Landlord may reasonably request based on, among other things, the financial worth and business experience of such proposed assignee or subtenant (but in no event less than an amount equal to two (2) months' Fixed Rent payable by Tenant hereunder during the last year of the Lease term), to be held by Landlord as additional security in accordance with this Lease. In addition, the principals of the proposed assignee or subtenant, as the case may be, shall deliver a "good guy" guaranty in favor of Landlord in form and substance reasonably satisfactory to Landlord;

(12) The proposed assignee or sublessee, concurrently with the delivery of the assignment or sublease agreement, as the case may be, delivers to Landlord a mutually certified statement of the full extent of the consideration, if any, to be paid to Tenant by the assignee or the sublessee for or by reason of such assignment or sublease, as the case may be, (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property); and

(13) The Guarantor (as defined below) shall remain fully liable under the Guaranty (as defined below).

(iii) Sublease Provisions. With respect to each and every sublease or subletting permitted by Landlord under the provisions of this Lease, it is further agreed that:

(1) No subletting shall be for a term ending later than one (1) day prior to the Expiration Date of this Lease;

(2) No sublease shall be delivered, and no subtenant shall take possession of the Leased Property, until an executed counterpart of such sublease has been delivered to Landlord;

(3) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease,

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except that Landlord shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any counterclaim, offset or defense not expressly provided in such sublease and that theretofore accrued to such subtenant against Tenant, or (c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's Fixed Rent. The provisions of this Article 16 shall be self-operative and no further instrument shall be required to give effect to this provision.

(4) If any Laws require that any asbestos or other hazardous material contained in or about the Leased Property be dealt with in any particular manner in connection with any alteration of the Leased Property, then it shall be the subtenant's obligation, at the subtenant's expense, to deal with such asbestos or any other hazardous material in accordance with all such Laws.

(5) Each subletting pursuant to this Article 16 shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to any subtenant and/or acceptance of Fixed Rent or Additional Rent by Landlord from any subtenant, (x) the Guarantor shall remain fully liable under the Guaranty, (y) Tenant shall remain fully liable for the payment of the Rent due and to become due hereunder and the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed, and (z) all acts and omissions of any licensee or subtenant, or anyone claiming under or through any subtenant, that shall be in violation of any of the obligations of this Lease shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Leased Property by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article 16. If Landlord shall decline to give its consent to any proposed assignment or sublease, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee.

(vii) Profits. If Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor, pay to Landlord, as Additional Rent the following sums:

(1) In the case of an assignment through and including the twentieth (20th) Lease Year of the Term, an amount equal to twenty percent (20%) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax

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returns), and; provided that, Tenant shall have provided to Landlord evidence reasonably satisfactory to Landlord of the hard costs of the construction of the Initial Development, less the unamortized (on a straight line basis over twenty (20) years) hard costs of the construction of the Initial Development;

(2) In the case of an assignment after the twentieth (20th) Lease Year of the Term, an amount equal to fifty percent (50%) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns);

(3) In the case of a sublease through and including the twentieth (20th) Lease Year of the Term, twenty percent (20%) of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant that is in excess of the Rent accruing during the term of the sublease in respect of the sublease space pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns), and, provided that Tenant shall have provided to Landlord evidence reasonably satisfactory to Landlord of the hard costs of the construction of the Initial Development, less the unamortized (on a straight line basis over twenty (20) years) hard costs of the construction of the Initial Development; and

(4) In the case of a sublease after the twentieth (20th) Lease Year of the Term, twenty percent (20%) of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant that is in excess of the Rent accruing during the term of the sublease in respect of the sublease space pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns).

The sums payable under subsection 16(b)(vii) shall be paid to Landlord as and when payable by the subtenant to Tenant.

(viii) Assumption by Assignee. Any assignment or transfer of this Lease shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in this

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Article 16 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Rent and for the other obligations of this Lease on the part of Tenant to be performed or observed and the Guarantor shall remain fully liable under the Guaranty.

(ix) Liability by Tenant. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time, or modifying any of the obligations, of this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease. In no event shall any assignment of this Lease or sublease of all or any portion of the Leased Property, whether or not in violation of the terms and conditions of this Article 16, shall release Tenant of any liability hereunder or release Guarantor or any liability under the Guaranty.

(x) Re-entry by Landlord. If Landlord shall recover or come into possession of the Leased Property before the date herein fixed for the termination of this Lease, Landlord shall have the right, at its option, to take over any and all subleases or sublettings of the Leased Property or any part thereof made by Tenant and to succeed to all the rights of said subleases and sublettings or such of them as it may elect to take over. Tenant hereby expressly assigns and transfers to Landlord such of the subleases and sublettings as Landlord may elect to take over at the time of such recovery of possession, such assignment and transfer not to be effective until the termination of this Lease or re-entry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the Leased Property, at which time Tenant shall upon request of Landlord, execute, acknowledge and deliver to Landlord such further instruments of assignment and transfer as may be necessary to vest in Landlord the then existing subleases and sublettings. Every subletting hereunder is subject to the condition and by its acceptance of and entry into a sublease, each subtenant thereunder shall be deemed conclusively to have thereby agreed from and after the termination of this Lease or re-entry by Landlord hereunder of or if Landlord shall otherwise succeed to Tenant's estate in the Leased Property, that such subtenant shall waive any right to surrender possession or to terminate the sublease and, at Landlord's election, such subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord, as its Landlord, under all of the then executory terms of such sublease, except that Landlord shall not be liable for any previous act, omission or negligence of Tenant under such sublease, be subject to any counterclaim, defense or offset not expressly provided for in such sublease, which theretofore accrued to such subtenant against Tenant, be bound by any previous modification or amendment of such sublease or by any previous prepayment of more than

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one month's rent and additional rent, which shall be payable as provided in the sublease, or be obligated to perform any work in the subleased space or the Building or to prepare them for occupancy beyond Landlord's obligations under this Lease, and the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed automatically upon and as a condition of occupying or using the Leased Property or any part thereof, to have given a waiver of the type described in and to the extent and upon the conditions set forth in this Article 16.

(xi) Notwithstanding anything to the contrary contained in this Lease, Tenant may, after prior written notice to Landlord, without obtaining Landlord's prior written consent, assign or transfer its entire interest in this Lease (collectively, "Transfer") to Guarantor; provided, however, that Tenant shall have no such right to Transfer pursuant to this section unless: (i) Tenant delivers proof reasonably satisfactory to Landlord that Guarantor shall have, immediately after the Transfer, a net worth equal to or greater than that shown on the Consolidated Financial Statements for the Years Ended December 31, 2017 and 2016 and Report of Independent Registered Public Accounting Firm dated March 14, 2018 prepared by Friedman LLP; and (ii) the provisions of Section 16(b)(viii) above shall be satisfied.

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ADDENDUM A

16. ASSIGNMENT, SUBLETTING AND OTHER TRANSFERS

(a) Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not transfer, assign, hypothecate, mortgage or otherwise encumber this Lease (except that upon prior written notice to Landlord as to the name of the lender and the reasonable details of the transaction, Tenant shall be permitted to grant a leasehold mortgage with respect to the Lease), whether by operation of law or otherwise, nor underlet, or suffer or permit the Leased Properly or any part thereof to be occupied by others, without the prior written consent of Landlord in each instance, which consent may be withheld by Landlord in its sole discretion, except as otherwise expressly provided in Section 16(b). The indirect or direct transfer of the majority of the stock of a corporate tenant or the majority partnership interest of a partnership tenant or the majority of the membership interest of a limited liability company tenant shall be deemed an assignment. If this Lease be assigned, or if the Leased Property or any part thereof be underlet or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, undertenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. Tenant represents that as of the date of execution of this Lease, Tenant is a New York corporation. At any time and from time to time, within five (5) days after written request by Landlord, Tenant shall furnish to Landlord a written statement, certified by an attorney or an independent certified public accountant, or an affidavit sworn to by the chief executive officer or a general partner of Tenant, setting forth the identity of every holder of an ownership interest in Tenant, the type and character of each such interest (*e.g,.* number of shares of common stock, general partnership interest, *etc.*) and the percentage of ownership of each such holder.

(b) Notwithstanding anything to the contrary contained in Section 16(a), the following shall govern:

(i) Prohibition Without Consent. If Tenant shall at any time or times during the Term desire to assign this Lease or sublet any portion of the Leased Property, which assignment or subletting is acknowledged to be an expected and reasonable business objective of Tenant following completion of the Initial Development, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by a conformed or photostatic copy of the executed proposed assignment or sublease, the effective or commencement date of which shall be not less than sixty (60) nor more than one hundred and eighty (180) days after the giving of such notice, a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business, its proposed use of the Leased Property, and current financial information

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including, without limitation, its most recent financial report, which shall have been certified by an independent public accountant.

(ii) Conditions for Landlord's Approval. Provided that Tenant is not in default of any of Tenant's obligations under this Lease as of the time of Landlord's consent, and as of the effective date of the proposed assignment or commencement date of the proposed sublease, Landlord's consent (which must be in writing and form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld, provided and upon the condition that:

(1) Tenant shall have complied with the provisions of Section 16(b)(i) above;

(2) In Landlord's sole but reasonable judgment the proposed assignee or subtenant is engaged in a business or activity, and the Leased Property will be used for the Permitted Use, and will not violate any negative covenant as to use contained in any other lease of space in the Building;

(3) The proposed assignee or subtenant is a reputable person or entity of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with proof thereof reasonably acceptable to Landlord;

(4) The proposed assignee or sublessee is not a person with whom Landlord is then negotiating to lease space in the Building or any other property owned by Landlord or an affiliate of Landlord;

(5) The form of the proposed sublease or instrument of assignment shall be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article 16;

(6) Any sublease shall be a sublease for either (x) all of the Leased Property, (y) all of the lower level and ground floor portion of the Leased Properly, or (z) all of the second floor portion of the Leased Property;

(7) The amount of the aggregate rent to be paid by the proposed subtenant is not less than the then current market rent per rentable square foot for the Leased Property as though the Leased Properly were vacant, and the rental and other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to Section 16(b)(i) above;

(8) Tenant shall reimburse Landlord on demand for the costs that may be incurred by Landlord in connection with said assignment or sublease, including without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant and the reasonable legal costs incurred in connection with the granting of any requested consent;

(9) Tenant shall not have advertised or publicized in any way the availability of the Leased Property without prior notice to Landlord, nor shall any

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advertisement state the name (as distinguished from the address) of the Building or the proposed rental or list the Leased Property for subletting or assignment with a broker, agent or representative other than the agent as may be designated or approved by Landlord;

(10) The proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of, New York State;

(11) The proposed assignee or sublessee concurrently with the delivery of the assignment or sublease agreement, as the case may be, delivers to Landlord such additional security as Landlord may reasonably request based on, among other things, the financial worth and business experience of such proposed assignee or subtenant (but in no event less than an amount equal to two (2) months' Fixed Rent payable by Tenant hereunder during the last year of the Lease term), to be held by Landlord as additional security in accordance with this Lease. In addition, the principals of the proposed assignee or subtenant, as the case may be, shall deliver a "good guy" guaranty in favor of Landlord in form and substance reasonably satisfactory to Landlord;

(12) The proposed assignee or sublessee, concurrently with the delivery of the assignment or sublease agreement, as the case may be, delivers to Landlord a mutually certified statement of the full extent of the consideration, if any, to be paid to Tenant by the assignee or the sublessee for or by reason of such assignment or sublease, as the case may be, (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property); and

(13) The Guarantor (as defined below) shall remain fully liable under the Guaranty (as defined below).

(iii) Sublease Provisions. With respect to each and every sublease or subletting permitted by Landlord under the provisions of this Lease, it is further agreed that:

(1) No subletting shall be for a term ending later than one (1) day prior to the Expiration Date of this Lease;

(2) No sublease shall be delivered, and no subtenant shall take possession of the Leased Property, until an executed counterpart of such sublease has been delivered to Landlord;

(3) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease,

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except that Landlord shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any counterclaim, offset or defense not expressly provided in such sublease and that theretofore accrued to such subtenant against Tenant, or (c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's Fixed Rent. The provisions of this Article 16 shall be self-operative and no further instrument shall be required to give effect to this provision.

(4) If any Laws require that any asbestos or other hazardous material contained in or about the Leased Property be dealt with in any particular manner in connection with any alteration of the Leased Property, then it shall be the subtenant's obligation, at the subtenant's expense, to deal with such asbestos or any other hazardous material in accordance with all such Laws.

(5) Each subletting pursuant to this Article 16 shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to any subtenant and/or acceptance of Fixed Rent or Additional Rent by Landlord from any subtenant, (x) the Guarantor shall remain fully liable under the Guaranty, (y) Tenant shall remain fully liable for the payment of the Rent due and to become due hereunder and the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed, and (z) all acts and omissions of any licensee or subtenant, or anyone claiming under or through any subtenant, that shall be in violation of any of the obligations of this Lease shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Leased Property by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article 16. If Landlord shall decline to give its consent to any proposed assignment or sublease, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee.

(vii) Profits. If Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor, pay to Landlord, as Additional Rent the following sums:

(1) In the case of an assignment through and including the twentieth (20th) Lease Year of the Term, an amount equal to twenty percent (20%) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax

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returns), and; provided that, Tenant shall have provided to Landlord evidence reasonably satisfactory to Landlord of the hard costs of the construction of the Initial Development, less the unamortized (on a straight line basis over twenty (20) years) hard costs of the construction of the Initial Development;

(2) In the case of an assignment after the twentieth (20th) Lease Year of the Term, an amount equal to fifty percent (50%) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns);

(3) In the case of a sublease through and including the twentieth (20th) Lease Year of the Term, twenty percent (20%) of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant that is in excess of the Rent accruing during the term of the sublease in respect of the sublease space pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns), and, provided that Tenant shall have provided to Landlord evidence reasonably satisfactory to Landlord of the hard costs of the construction of the Initial Development, less the unamortized (on a straight line basis over twenty (20) years) hard costs of the construction of the Initial Development; and

(4) In the case of a sublease after the twentieth (20th) Lease Year of the Term, twenty percent (20%) of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant that is in excess of the Rent accruing during the term of the sublease in respect of the sublease space pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns).

The sums payable under subsection 16(b)(vii) shall be paid to Landlord as and when payable by the subtenant to Tenant.

(viii) Assumption by Assignee. Any assignment or transfer of this Lease shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in this

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Article 16 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Rent and for the other obligations of this Lease on the part of Tenant to be performed or observed and the Guarantor shall remain fully liable under the Guaranty.

(ix) Liability by Tenant. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time, or modifying any of the obligations, of this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease. In no event shall any assignment of this Lease or sublease of all or any portion of the Leased Property, whether or not in violation of the terms and conditions of this Article 16, shall release Tenant of any liability hereunder or release Guarantor or any liability under the Guaranty.

(x) Re-entry by Landlord. If Landlord shall recover or come into possession of the Leased Property before the date herein fixed for the termination of this Lease, Landlord shall have the right, at its option, to take over any and all subleases or sublettings of the Leased Property or any part thereof made by Tenant and to succeed to all the rights of said subleases and sublettings or such of them as it may elect to take over. Tenant hereby expressly assigns and transfers to Landlord such of the subleases and sublettings as Landlord may elect to take over at the time of such recovery of possession, such assignment and transfer not to be effective until the termination of this Lease or re-entry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the Leased Property, at which time Tenant shall upon request of Landlord, execute, acknowledge and deliver to Landlord such further instruments of assignment and transfer as may be necessary to vest in Landlord the then existing subleases and sublettings. Every subletting hereunder is subject to the condition and by its acceptance of and entry into a sublease, each subtenant thereunder shall be deemed conclusively to have thereby agreed from and after the termination of this Lease or re-entry by Landlord hereunder of or if Landlord shall otherwise succeed to Tenant's estate in the Leased Property, that such subtenant shall waive any right to surrender possession or to terminate the sublease and, at Landlord's election, such subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord, as its Landlord, under all of the then executory terms of such sublease, except that Landlord shall not be liable for any previous act, omission or negligence of Tenant under such sublease, be subject to any counterclaim, defense or offset not expressly provided for in such sublease, which theretofore accrued to such subtenant against Tenant, be bound by any previous modification or amendment of such sublease or by any previous prepayment of more than

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one month's rent and additional rent, which shall be payable as provided in the sublease, or be obligated to perform any work in the subleased space or the Building or to prepare them for occupancy beyond Landlord's obligations under this Lease, and the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed automatically upon and as a condition of occupying or using the Leased Property or any part thereof, to have given a waiver of the type described in and to the extent and upon the conditions set forth in this Article 16.

(xi) Notwithstanding anything to the contrary contained in this Lease, Tenant may, after prior written notice to Landlord, without obtaining Landlord's prior written consent, assign or transfer its entire interest in this Lease (collectively, "Transfer") to Guarantor; provided, however, that Tenant shall have no such right to Transfer pursuant to this section unless: (i) Tenant delivers proof reasonably satisfactory to Landlord that Guarantor shall have, immediately after the Transfer, a net worth equal to or greater than that shown on the Consolidated Financial Statements for the Years Ended December 31, 2017 and 2016 and Report of Independent Registered Public Accounting Firm dated March 14, 2018 prepared by Friedman LLP; and (ii) the provisions of Section 16(b)(viii) above shall be satisfied.

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